Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Alexandra Gekas	John Chang
+ 1 (202) 295-4336	+ 1 (202) 295-4212
agekas@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Second Quarter 2016 Results
and Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•                  Cogent approves a 2.7% increase of its regular quarterly dividend to $0.38 per common share to be paid on September 9, 2016 to shareholders of record on August 19, 2016

•                  Cogent’s gross leverage ratio declines to 3.94 for Q2 2016 from 4.39 for Q1 2016

•                  Service revenue for Q2 2016 increased by 1.5% from Q1 2016 to $110.0 million

•                  Service revenue for Q2 2016 increased by 11.3% from Q2 2015

•                  EBITDA, as adjusted, for Q2 2016 increased by 10.6% from Q1 2016 to $39.4 million

•                  EBITDA, as adjusted, for Q2 2016 increased by 25.9% from Q2 2015

•                  EBITDA, as adjusted, margin for Q2 2016 increased to 35.8% from 32.9% for Q1 2016 and 31.7% for Q2 2015

•                  There were 57,563 customer connections on the Cogent network at the end of Q2 2016 — an increase of 17.7% from the end of Q2 2015 and an increase of 4.0% from the end of Q1 2016

[WASHINGTON, D.C. August 4, 2016] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) today announced service revenue of $110.0 million for the three months ended June 30, 2016, an increase of 11.3% from $98.8 million for the three months ended June 30, 2015 and an increase of 1.5% from $108.3 million for the three months ended March 31, 2016.  Foreign exchange positively impacted service revenue from Q1 2016 to Q2 2016 by $0.7 million and positively impacted service revenue growth from Q2 2015 to Q2 2016 by $0.2 million.  On a constant currency basis, service revenue grew by 11.1% from Q2 2015 to Q2 2016 and grew by 0.9% from Q1 2016 to Q2 2016.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $79.5 million for the three months ended June 30, 2016; an increase of 10.5% over $72.0 million for the three months ended June 30, 2015 and an increase of 1.1% from $78.7 million for the three months ended March 31, 2016.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $30.1 million for the three months ended June 30, 2016; an increase of 13.7% over $26.5 million for the three months ended June 30, 2015 and an increase of 2.7% over $29.4 million for the three months ended March 31, 2016.

Non-GAAP gross profit increased by 10.0% from $56.5 million for the three months ended June 30, 2015 to $62.2 million for the three months ended June 30, 2016 and increased by 1.8% from $61.1 million for the three months ended March 31, 2016. Non-GAAP gross profit margin percentage was 56.6% for the three months ended June 30, 2016, 57.2% for the three months ended June 30, 2015 and 56.5% for the three months ended March 31, 2016.  Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $2.2 million for the three months ended June 30, 2016, $2.0 million for the three months ended March 31, 2016 and $0.1 million for the three months ended June 30, 2015.  Non-GAAP gross profit margin, excluding the impact of excise taxes, was 57.7% for the three months ended June 30, 2016, 57.3% for the three months ended June 30, 2015 and 57.5% for the three months ended March 31, 2016.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased by 25.9% from $31.3 million for the three months ended June 30, 2015 to $39.4 million for the three months ended June 30, 2016 and increased by 10.6% from $35.6 million for the three months ended March 31, 2016. EBITDA, as adjusted, margin was 35.8% for the three months ended June 30, 2016, 31.7% for the three months ended June 30, 2015 and 32.9% for the three months ended March 31, 2016.

Basic and diluted net income per share was $0.09 for the three months ended June 30, 2016, $0.02 for the three months ended June 30, 2015 and $0.08 for the three months ended March 31, 2016.

Total customer connections increased by 17.7% from 48,910 as of June 30, 2015 to 57,563 as of June 30, 2016 and increased by 4.0% from 55,356 as of March 31, 2016. On-net customer connections increased by 17.2% from 42,002 as of June 30, 2015 to 49,243 as of June 30, 2016

and increased by 4.2% from 47,252 as of March 31, 2016. Off-net customer connections increased by 21.1% from 6,583 as of June 30, 2015 to 7,971 as of June 30, 2016 and increased by 4.1% from 7,654 as of March 31, 2016.

The number of on-net buildings increased by 106 on-net buildings from 2,191 on-net buildings as of June 30, 2015 to 2,297 on-net buildings as of June 30, 2016 and increased by 26 on-net buildings from 2,271 on-net buildings as of March 31, 2016.

Quarterly Dividend Increase Approved

On August 3, 2016, Cogent’s board approved a regular quarterly dividend of $0.38 per common share payable on September 9, 2016 to shareholders of record on August 19, 2016. This third quarter 2016 regular dividend of $0.38 per share represents an increase of 2.7% from the second quarter 2016 regular dividend of $0.37 per share.

The payment of any future dividends and any other returns of capital will be at the discretion of Cogent’s board of directors and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by Cogent’s board of directors.

Restricted Payments Basket Under Cogent Notes Indentures

Cogent’s consolidated leverage ratio under its note indentures is below 4.25 which enables Cogent to utilize its accumulated consolidated cash flow at its operating entities. Cogent is in the process of transferring funds from its operating entities to its holding company — Cogent Communications Holdings, Inc.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on August 4, 2016 to discuss Cogent’s operating results for the second quarter of 2016 and to discuss Cogent’s expectations for full year 2016. Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events. A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services. Cogent’s facilities-based, all-optical IP network backbone provides services in over 190 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

#  #  #

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016

Metric ($ in 000’s, except share and per share data) — unaudited

On-Net revenue	$71,234	$72,010	$75,088	$76,513	$78,705	$79,539

% Change from previous Qtr.	-0.1%	1.1%	4.3%	1.9%	2.9%	1.1%

Off-Net revenue	$25,730	$26,522	$27,688	$28,421	$29,356	$30,149

% Change from previous Qtr.	2.3%	3.1%	4.4%	2.6%	3.3%	2.7%

Non-Core revenue (1)	$278	$267	$241	$243	$230	$267

% Change from previous Qtr.	-3.8%	-4.0%	-9.7%	0.8%	-5.3%	16.1%

Service revenue — total	$97,242	$98,799	$103,017	$105,177	$108,291	$109,955

% Change from previous Qtr.	0.5%	1.6%	4.3%	2.1%	3.0%	1.5%

Constant currency total revenue quarterly growth rate — sequential quarters	2.9%	2.0%	4.4%	2.5%	3.0%	0.9%

Constant currency total revenue quarterly growth rate — year over year quarters	9.3%	9.5%	12.1%	12.1%	12.2%	11.1%

Network operations expenses (2)	$40,907	$42,252	$45,056	$45,710	$47,156	$47,727

% Change from previous Qtr.	0.0%	3.3%	6.6%	1.5%	3.2%	1.2%

Non-GAAP gross margin (2)	$56,335	$56,547	$57,961	$59,467	$61,135	$62,228

% Change from previous Qtr.	0.9%	0.4%	2.5%	2.6%	2.8%	1.8%

Non-GAAP gross margin percentage (2)	57.9%	57.2%	56.3%	56.5%	56.5%	56.6%

Selling, general and administrative expenses (3)	$26,708	$25,987	$24,740	$24,737	$27,472	$27,278

% Change from previous Qtr.	6.6%	-2.7%	-4.8%	0.0%	11.1%	-0.7%

Depreciation and amortization expense	$17,513	$17,371	$17,634	$18,008	$17,753	$18,604

% Change from previous Qtr.	-0.2%	-0.8%	1.5%	2.1%	-1.4%	4.8%

Equity-based compensation expense	$3,141	$3,098	$2,704	$2,571	$2,181	$2,687

% Change from previous Qtr.	4.7%	-1.4%	-12.7%	-4.9%	-15.2%	23.2%

Operating income	$10,487	$10,810	$15,519	$16,174	$15,675	$17,511

% Change from previous Qtr.	-19.7%	3.1%	43.6%	4.2%	-3.1%	11.7%

Interest expense	$11,307	$9,692	$10,002	$10,280	$10,065	$10,243

% Change from previous Qtr.	-7.2%	-14.3%	3.2%	2.8%	-2.1%	1.8%

Net income (loss)	$(1,585)	$840	$3,161	$2,480	$3,354	$4,224

Basic net income (loss) per common share	$(0.04)	$0.02	$0.07	$0.06	$0.08	$0.09

Diluted net income (loss) per common share	$(0.04)	$0.02	$0.07	$0.06	$0.08	$0.09

Weighted average common shares — basic	45,158,250	44,774,831	44,474,724	44,323,131	44,402,640	44,491,899

% Change from previous Qtr.	-0.2%	-0.8%	-0.7%	-0.3%	0.2%	0.2%

Weighted average common shares — diluted	45,158,250	45,054,507	44,702,127	44,558,089	44,571,937	44,705,037

% Change from previous Qtr.	-0.2%	-0.2%	-0.8%	-0.3%	0.0%	0.3%

EBITDA (4)	$29,627	$30,560	$33,221	$34,730	$33,663	$34,950

% Change from previous Qtr.	-3.8%	3.1%	8.7%	4.5%	-3.1%	3.8%

EBITDA margin	30.5%	30.9%	32.2%	33.0%	31.1%	31.8%

Gains on asset related transactions	$1,548	$719	$1,152	$2,023	$1,946	$4,439

EBITDA, as adjusted (4)	$31,175	$31,279	$34,373	$36,753	$35,609	$39,389

% Change from previous Qtr.	-7.3%	0.3%	9.9%	6.9%	-3.1%	10.6%

EBITDA, as adjusted, margin	32.1%	31.7%	33.4%	34.9%	32.9%	35.8%

Fees — net neutrality	$1,405	$952	$816	$569	$493	$1,036

Net cash provided by operating activities	$18,372	$20,035	$23,403	$21,999	$27,557	$23,698

% Change from previous Qtr.	2.4%	9.1%	16.8%	-6.0%	25.3%	-14.0%

Capital expenditures	$12,916	$10,866	$6,838	$4,962	$15,034	$14,260

% Change from previous Qtr.	-0.8%	-15.9%	-37.1%	-27.4%	203.0%	-5.1%

Principal payments on capital leases	$3,650	$7,332	$5,956	$3,273	$3,369	$3,935

% Change from previous Qtr.	31.8%	100.9%	-18.8%	-45.0%	2.9%	16.8%

Dividends paid	$16,001	$18,972	$15,296	$16,045	$16,171	$16,671

Purchases of common stock	$8,119	$19,106	$12,169	$—	$—	$—

Gross Leverage Ratio	4.42	4.50	4.57	4.55	4.39	3.94

Net Leverage Ratio	2.45	2.77	2.98	3.02	2.97	2.88

Customer Connections — end of period

On-Net	40,732	42,002	43,364	45,473	47,252	49,243

% Change from previous Qtr.	2.4%	3.1%	3.2%	4.9%	3.9%	4.2%

Off-Net	6,368	6,583	6,897	7,279	7,654	7,971

% Change from previous Qtr.	4.8%	3.4%	4.8%	5.5%	5.2%	4.1%

Non-Core (1)	311	325	356	400	450	349

% Change from previous Qtr.	-14.1%	4.5%	9.5%	12.4%	12.5%	-22.4%

Total customer connections	47,411	48,910	50,617	53,152	55,356	57,563

% Change from previous Qtr.	2.6%	3.2%	3.5%	5.0%	4.1%	4.0%

On-Net Buildings — end of period

Multi-Tenant office buildings	1,488	1,510	1,523	1,541	1,545	1,560

Carrier neutral data center buildings	618	631	647	659	675	686

Cogent data centers	49	50	51	51	51	51

Total on-net buildings	2,155	2,191	2,221	2,251	2,271	2,297

Square feet — multi-tenant office buildings — on-net	804,760,238	818,039,601	823,712,433	831,585,875	834,341,216	840,042,330

Network — end of period

Intercity route miles	59,161	55,191	56,079	56,079	56,183	56,183

Metro fiber miles	27,619	28,036	28,067	28,158	28,316	28,874

Connected networks — AS’s	5,334	5,435	5,511	5,582	5,617	5,700

Headcount — end of period

Sales force — quota bearing	343	358	363	378	398	397

Sales force - total	459	464	474	495	517	519

Total employees	785	799	808	828	855	854

Sales rep productivity — units per full time equivalent sales rep (“FTE”) per month	5.3	5.6	6.0	6.3	6.3	5.9

FTE — sales reps	326	330	337	351	373	373

(1)         Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)         Network operations expense excludes equity-based compensation expense of $172, $160, $126, $126, $121 and $145 in the three month periods ended March 31, 2015 through June 30, 2016, respectively.  Network operations expense includes excise taxes, including Universal Service Fund fees of $53, $57, $1,757, $1,729, $2,003 and $2,156 in the three month periods ended March 31, 2015 through June 30, 2016, respectively.  Non-GAAP gross margin represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation expense).Non-GAAP gross margin percentage is defined as non-GAAP gross margin divided by total service revenue.  Management believes that gross margin is a relevant metric to provide investors, as it is a metric that management uses to measure the margin available to the company after network service costs, in essence a measure of the efficiency of the Company’s network.

(3)         Excludes equity-based compensation expense of $2,969, $2,938, $2,578, $2,445, $2,060 and $2,542 in the three month periods ended March 31, 2015 through June 30, 2016, respectively.

(4)         See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures below.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows from operating activities plus changes in operating assets and liabilities, cash interest expense and income tax expense.  Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities. The Company also believes that EBITDA is a measure frequently used by securities analysts, investors, and other interested parties in their evaluation of issuers.  EBITDA, as adjusted, represents EBITDA plus net gains (losses) on asset related transactions.

The Company believes EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

EBITDA, and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) – unaudited	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Net cash flows provided by operating activities	$18,372	$20,035	$23,403	$21,999	$27,557	$23,698
Changes in operating assets and liabilities	(159)	1,245	(68)	3,047	(3,681)	1,755
Cash interest expense and income tax expense	11,414	9,280	9,886	9,684	9,787	9,497
EBITDA	$29,627	$30,560	$33,221	$34,730	$33,663	$34,950
PLUS: Gains on asset related transactions	1,548	719	1,152	2,023	1,946	4,439
EBITDA, as adjusted	$31,175	$31,279	$34,373	$36,753	$35,609	$39,389

Impact of foreign currencies (“constant currency” impact) on change in sequential quarterly service revenue

($ in 000’s) – unaudited	Q2 2016
Service revenue, as reported — Q2 2016	$109,955
Impact of foreign currencies on service revenue	(709)
Service revenue - Q2 2016, as adjusted (1)	$109,246
Service revenue, as reported — Q1 2016	$108,291
Constant currency increase from Q1 2016 to Q2 2016 - (Service revenue, as adjusted for Q2 2016 less service revenue, as reported for Q1 2016)	$955
Percent increase (Constant currency increase from Q1 2016 to Q2 2016 divided by service revenue, as reported for Q1 2016)	0.9%

(1)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended June 30, 2016 at the average foreign currency exchange rates for the three months ended March 31, 2016. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies (“constant currency” impact) on change in prior year quarterly service revenue

($ in 000’s) – unaudited	Q2 2016
Service revenue, as reported — Q2 2016	$109,955
Impact of foreign currencies on service revenue	(168)
Service revenue - Q2 2016, as adjusted (2)	$109,787
Service revenue, as reported — Q2 2015	$98,799
Constant currency increase from Q2 2015 to Q2 2016 - (Service revenue, as adjusted for Q2 2016 less service revenue, as reported for Q2 2015)	$10,988
Percent increase (Constant currency increase from Q2 2015 to Q2 2016 divided by service revenue, as reported for Q2 2015)	11.1%

(2)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended June 30, 2016 at the average foreign currency exchange rates for the three months ended June 30, 2015. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Gross and Net Leverage Ratios

Cogent’s Gross Leverage Ratio was 4.39 at March 31, 2016 and 3.94 at June 30, 2016 and Cogent’s Net Leverage Ratio was 2.97 at March 31, 2016 and 2.88 at June 30, 2016 and as shown below.

($ in 000’s) – unaudited	As of March 31, 2016	As of June 30, 2016
Cash and cash equivalents	$196,050	$154,967
Debt
Capital leases — current portion	5,584	6,086
Capital leases — long term	131,371	129,933
Senior unsecured notes	200,000	189,225
Senior secured notes	250,000	250,000
Note payable	19,020	—
Total debt	605,975	575,244
Total net debt	409,925	420,277
Trailing 12 months EBITDA, as adjusted	138,014	146,124
Gross Leverage Ratio	4.39	3.94
Net Leverage Ratio	2.97	2.88

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2016 AND DECEMBER 31, 2015

(IN THOUSANDS, EXCEPT SHARE DATA)

	June 30, 2016	December 31, 2015
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$154,967	$203,591
Accounts receivable, net of allowance for doubtful accounts of $1,102 and $1,757, respectively	32,379	30,718
Prepaid expenses and other current assets	20,701	17,030
Total current assets	208,047	251,339
Property and equipment, net	370,573	360,136
Deferred tax assets - noncurrent	39,548	45,142
Deposits and other assets - $131 and $355 restricted, respectively	8,210	6,199
Total assets	$626,378	$662,816

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,293	$12,401
Accrued and other current liabilities	43,502	38,355
Installment payment agreement, current portion, net of discount of $678	—	11,901
Current maturities, capital lease obligations	6,086	6,247
Total current liabilities	65,881	68,904
Senior secured 2022 notes, net of unamortized debt costs of $1,165 and $1,252, respectively	248,835	248,748
Senior unsecured 2021 notes, net of unamortized debt costs of $2,835 and $3,305, respectively	186,390	196,695
Capital lease obligations, net of current maturities	129,933	129,763
Other long term liabilities	24,728	30,977
Total liabilities	655,767	675,087
Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 45,565,303 and 45,198,718 shares issued and outstanding, respectively	45	45
Additional paid-in capital	440,200	434,161
Accumulated other comprehensive income — foreign currency translation	(12,586)	(14,693)
Accumulated deficit	(457,048)	(431,784)
Total stockholders’ deficit	(29,389)	(12,271)
Total liabilities and stockholders’ deficit	$626,378	$662,816

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED JUNE 30, 2016 AND JUNE 30, 2015

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015
	(Unaudited)	(Unaudited)
Service revenue	$109,955	$98,799
Operating expenses:
Network operations (including $145 and $160 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	47,872	42,412
Selling, general, and administrative (including $2,542 and $2,938 of equity-based compensation expense, respectively)	29,820	28,925
Depreciation and amortization	18,604	17,371
Total operating expenses	96,296	88,708
Losses on debt purchases and installment loan repayment	(587)	—
Gains on equipment transactions	4,439	719
Operating income	17,511	10,810
Interest income and other, net	335	417
Interest expense	(10,243)	(9,692)
Income before income taxes	7,603	1,535
Income tax provision	(3,379)	(695)
Net income	$4,224	$840

Comprehensive income:
Net income	$4,224	$840
Foreign currency translation adjustment	(1,967)	1,683
Comprehensive income	$2,257	$2,523

Net income per common share:
Basic and diluted net income per common share	$0.09	$0.02

Dividends declared per common share	$0.37	$0.42

Weighted-average common shares - basic	44,491,899	44,774,831

Weighted-average common shares - diluted	44,705,037	45,054,507

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND JUNE 30, 2015

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
	(Unaudited)	(Unaudited)
Service revenue	$218,247	$196,041
Operating expenses:
Network operations (including $266 and $332 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	95,149	83,491
Selling, general, and administrative (including $4,602 and $5,908 of equity-based compensation expense, respectively)	59,352	58,603
Depreciation and amortization	36,357	34,883
Total operating expenses	190,858	176,977
Losses on debt purchases and installment loan repayment	(587)	—
Gain on capital lease termination	—	10,110
Gains on equipment transactions	6,385	2,268
Loss on debt extinguishment and redemption	—	(10,144)
Operating income	33,187	21,298
Interest income and other, net	468	516
Interest expense	(20,309)	(21,000)
Income before income taxes	13,346	814
Income tax provision	(5,768)	(1,558)
Net income (loss)	$7,578	$(744)

Comprehensive income (loss):
Net income (loss)	$7,578	$(744)
Foreign currency translation adjustment	2,107	(5,713)
Comprehensive income (loss)	$9,685	$(6,457)

Net income (loss) per common share:
Basic and diluted net income (loss) per common share	$0.17	$(0.02)

Dividends declared per common share	$0.73	$0.77

Weighted-average common shares - basic	44,484,863	45,012,441

Weighted-average common shares - diluted	44,676,081	45,012,441

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED JUNE 30, 2016 AND JUNE 30, 2015

(IN THOUSANDS)

	Three months Ended June 30, 2016	Three months Ended June 30, 2015
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$4,224	$840
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,604	17,371
Amortization of debt discount	480	37
Equity-based compensation expense (net of amounts capitalized)	2,687	3,098
Loss on debt purchases and installment loan repayment	587	—
Gains — equipment transactions and other, net	(4,294)	(814)
Deferred income taxes	3,310	653
Changes in operating assets and liabilities:
Accounts receivable	(1,058)	(997)
Prepaid expenses and other current assets	(1,218)	1,426
Accounts payable, accrued liabilities and other long-term liabilities	386	(1,399)
Deposits and other assets	(10)	(180)
Net cash provided by operating activities	23,698	20,035
Cash flows from investing activities:
Purchases of property and equipment	(14,260)	(10,866)
Proceeds from disposition of assets	—	82
Net cash used in investing activities	(14,260)	(10,784)
Cash flows from financing activities:
Dividends paid	(16,671)	(18,972)
Purchases of common stock	—	(19,106)
Purchases of senior unsecured 2021 notes	(10,775)	—
Costs from issuance of senior secured 2022 notes	—	(60)
Proceeds from exercises of stock options	424	89
Principal payments on installment payment agreement	(19,019)	—
Principal payments of capital lease obligations	(3,935)	(7,332)
Net cash used in financing activities	(49,976)	(45,381)
Effect of exchange rates changes on cash	(545)	574
Net decrease in cash and cash equivalents	(41,083)	(35,556)
Cash and cash equivalents, beginning of period	196,050	260,050
Cash and cash equivalents, end of period	$154,967	$224,494

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND JUNE 30, 2015

(IN THOUSANDS)

	Six months Ended June 30, 2016	Six months Ended June 30, 2015
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$7,578	$(744)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	36,357	34,883
Amortization of debt discount and premium	696	(127)
Equity-based compensation expense (net of amounts capitalized)	4,868	6,240
Losses on debt extinguishment and redemption	—	10,144
Gain on capital lease termination	—	(10,110)
Loss on debt purchases and installment loan repayment	587	—
Gains — equipment transactions and other, net	(6,480)	(1,837)
Deferred income taxes	5,633	1,475
Changes in operating assets and liabilities:
Accounts receivable	(1,445)	1,126
Prepaid expenses and other current assets	(3,435)	(3,124)
Accounts payable, accrued liabilities and other long-term liabilities	8,765	689
Deposits and other assets	(1,869)	(208)
Net cash provided by operating activities	51,255	38,407
Cash flows from investing activities:
Purchases of property and equipment	(29,294)	(23,782)
Proceeds from disposition of assets	—	82
Net cash used in investing activities	(29,294)	(23,700)
Cash flows from financing activities:
Dividends paid	(32,842)	(34,973)
Purchases of common stock	—	(27,225)
Purchases of senior unsecured 2021 notes	(10,775)	—
Net proceeds from issuance of senior secured 2022 notes	—	248,599
Redemption of senior secured 2018 notes	—	(251,280)
Proceeds from exercises of stock options	630	219
Principal payments on installment payment agreement	(21,203)	—
Principal payments of capital lease obligations	(7,304)	(10,982)
Net cash used in financing activities	(71,494)	(75,642)
Effect of exchange rates changes on cash	909	(2,361)
Net decrease in cash and cash equivalents	(48,624)	(63,296)
Cash and cash equivalents, beginning of period	203,591	287,790
Cash and cash equivalents, end of period	$154,967	$224,494

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and

Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; changes in government policy and/or regulation, including net neutrality rules  by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our report on Form 10-Q for the quarter ended June 30, 2016 to be filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

###